SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
19.	SUBSEQUENT EVENTS

2028 Senior Notes Offering

On January 24, 2020, PBF Holding issued $1.0 billion in aggregate principal amount of 6.00% senior unsecured notes due 2028 for net proceeds of $989.0 million after deducting the initial purchasers’ discount and estimated offering expenses. The proceeds from this notes issuance were used in part to pay the related redemption price and accrued and unpaid interest on the 2023 Senior Notes, to pay a portion of the cash consideration for the Martinez Acquisition, and for general corporate purposes.

Martinez Acquisition

On February 1, 2020, the Company completed its acquisition of the Martinez refinery and related logistics assets (collectively, the “Martinez Acquisition”) from Equilon Enterprises LLC d/b/a Shell Oil Products US (the “Seller”). The Martinez refinery, located in Martinez, California, is a high-conversion, dual-coking facility that is strategically positioned in Northern California and provides for operating and commercial synergies with the Torrance refinery located in Southern California.

In addition to refining assets, the Martinez Acquisition includes a number of onsite logistics assets, including a deep-water marine facility, product distribution terminals and refinery crude and product storage facilities.

The purchase price for the Martinez Acquisition was $960.0 million plus approximately $230.0 million for estimated hydrocarbon inventory, which is subject to final valuation. In addition, PBF Holding also has an obligation to make certain post-closing payments to the Seller if certain conditions are met including earn-out payments based on certain earnings thresholds of the Martinez refinery (as set forth in the Sale and Purchase Agreement), for a period of up to four years following the closing. The transaction was financed through a combination of cash on hand, including proceeds from the 2028 Senior Notes offering and borrowings under our Revolving Credit Facility.

Redemption of 2023 Senior Notes

On February 14, 2020, the Company exercised its rights under the indenture governing the 2023 Senior Notes to redeem all of the outstanding 2023 Senior Notes at a price of 103.5% of the aggregate principal amount thereof plus accrued and unpaid interest. The aggregate redemption price for all 2023 Senior Notes approximated $517.5 million plus accrued and unpaid interest.

Receivables Purchase Agreement

On February 18, 2020, in connection with the entry into a $300.0 million uncommitted receivables purchase facility (the “Receivables Facility”), the Company amended the Revolving Credit Facility and entered into a related intercreditor agreement to allow the Company to sell certain eligible receivables. Under the Receivables Facility, the Company will sell receivables to a third-party buyer subject to their approval and subject to certain conditions. The sales of receivables under the Receivables Facility are absolute and irrevocable but subject to certain repurchase obligations under certain circumstances.

Dividend Declared

On February 13, 2020, PBF Energy, PBF Holding’s indirect parent, announced a dividend of $0.30 per share on outstanding PBF Energy Class A common stock. The dividend is payable on March 17, 2020 to PBF Energy Class A common stockholders of record as of February 25, 2020.